SECURITY AGREEMENT - PLEDGE


     RHINE INVESTMENT HOLDINGS COMPANY LIMITED, Room 1016 North Tower, Concordia Plaza, 1 Science Museum Road, Tsimshatsui East, Kowloon, Hong Kong, hereinafter called "Debtor", and CHAN MAU HING, 150 East Broadway, Apt. 2, New York, New York, 10002, hereinafter called "Secured Party", agree as follows:

Section I.  Creation of Security Interest.

     Debtor hereby pledges, grants a security interest in, mortgages, assigns, transfers, delivers, sets over and confirms unto Secured Party the Collateral described in Section II of this Agreement to secure performance and payment of that certain promissory note of even date in the principal amount of $230,000 payable to Secured Party hereinafter sometimes called the "Secured Indebtedness".

Section II.  Collateral.

     The Collateral of this Security Agreement consists of Nine Hundred Eighteen Thousand Seven Hundred Fifty (918,750) shares of common stock of IWI Holding Limited (the "Company") represented by Share Certificate No. 1454 (the "Common Share Certificate") and Three Million, Six Hundred Forty Four Thousand, Eight Hundred Eighty (3,644,880) shares of Series A Preferred Stock of the Company represented by share certificate No. P-1 (the "Preferred Share Certificate").
Upon the execution of this Agreement, the Common and Preferred Share Certificates have been delivered to Secured Party. A true and correct copy of these certificates are attached hereto as Exhibit "A". The Collateral includes also, without limitation, rights to receive dividends, stock dividends, dividends paid in stock, distributions upon redemption or liquidation, distributions as a result of split-ups, recapitalizations or rearrangements, all stock rights, rights to subscribed, voting rights, rights to receive securities, and all new securities; and all other property which Debtor may hereafter become entitled to receive on account of such securities, and in the event Debtor receives any such property, Debtor will immediately deliver same to Secured Party to be held by Secured Party in the same manner as the property originally deposited as Collateral. The Collateral of this Agreement also includes (i) the proceeds of any and all property described above and (ii) any and all cash dividends of and from any and all property described above.

Section III.  Payment Obligations of Debtor.

     3.1 Debtor shall pay to Secured Party any sum or sums due or which may become due pursuant to the Secured Indebtedness.

     3.2 Debtor shall pay the entire unpaid indebtedness of Debtor to Secured Party, due pursuant to the Note upon Debtor's default under this Agreement.

Section IV.  Representations and Warranties.

     Debtor represents and warrants that:

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     4.1 All information, reports, statements and other data furnished by Debtor to Secured Party prior to, contemporaneously with or subsequent to the execution of this Security Agreement or in connection with the Indebtedness Secured hereby are and shall be true, correct and complete and do not and shall not omit to state any fact or circumstance necessary to make the information contained therein not misleading.

     4.2 All investment securities and any like property delivered to Secured Party as Collateral are genuine, duly and validly authorized and issued, fully paid and nonassessable, free of all liens, claims, demands, equities or other security interests, and are hereby duly and validly pledged and hypothecated to Secured Party in accordance with law.

     4.3 Debtor owns the Collateral and has the right to pledge the same and to transfer any interest therein; all consents required for the pledge of the Collateral herein provided have been obtained; the Collateral is free and clear from all security interests and encumbrances except the security interest evidenced hereby; there is no financing statement covering the Collateral or its proceeds on file in any public office; and so long as the indebtedness secured hereby remains unpaid the Debtor will warrant and defend the title to the Collateral and its proceeds against the claims and demands of all persons whomsoever claiming or to claim the same or any part thereof.

     4.4 The execution, delivery and performance by Debtor of this Agreement do not and will not contravene or violate any provision of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect and applicable to Debtor or the corporate papers of Debtor, or result in a breach of or constitute a default (with or without the giving of notice or the lapse of time or both) under any indenture or loan, credit or other agreement to which Debtor is a party or by which Debtor or any of Debtor's property may be bound or affected.

     4.5 This Agreement constitutes the legal, valid and binding obligation of Debtor enforceable against Debtor in accordance with its terms.

     4.6 No authorization, consent, approval, license, order or exemption of, or filing or registration with, any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, is or will be necessary to the valid execution, delivery or performance by Debtor of this Agreement or to the enforcement hereof by Secured Party.

     4.7 No representation or warranty contained herein or made in connection with the indebtedness secured hereby, and no certificate, schedule or other document furnished in connection herewith, contains or will contain, at the time so made or furnished, a misstatement of material fact or omits or will omit to state a material fact required to be stated therein in order to make the statements contained therein not misleading.

     4.8 Debtor is now in a solvent condition, and no bankruptcy or insolvency proceedings are pending or contemplated by or against Debtor.

Section V.  Covenants.

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     5.1 Debtor  covenants  and agrees  during the term of this  Agreement  with
Secured Party as follows:

     (a) Debtor shall furnish to Secured Party such stock powers and other instruments as may be required by Secured Party to assure the transferability of the Collateral when and as often as may be requested by Secured Party.

     (b)  Debtor will continuously maintain the corporate existence of Debtor.

     (c) Debtor will cause to be paid prior to delinquency all taxes and assessments heretofore or hereafter levied or assessed against the Collateral, or any part thereof, or against the Secured Party for or on account of the indebtedness secured hereby or the interest created by this Agreement, and will furnish Secured Party with receipts or other satisfactory evidence showing payment of such taxes and assessments at least ten (10) days prior to the applicable default date therefor.

     (d) If the validity or priority of this Agreement or of any rights, titles, security interests or other interests created or evidenced hereby shall be attacked, endangered or questioned, or if any legal proceedings are instituted with respect thereto, Debtor will give prompt written notice thereof to Secured Party and, at Debtor's own cost and expense, will diligently endeavor to cure any legitimate defect that may be developed or claimed, and will take all necessary and proper steps for the defense of such legal proceedings

     (e) Debtor will, on request of Secured Party, (i) promptly correct any obvious clerical defect, error or omission which may be discovered in the contents of this Agreement or in any other instrument executed in connection herewith or in the execution or acknowledgment thereof;
          (ii) execute, acknowledge and deliver to Secured Party such further instruments (including without limitation further security agreements, financing statements and continuation statements) and do such further acts as may be necessary, desirable or proper to carry out more effectively the purposes of this Agreement and such other instruments and to subject to the security interests hereof and thereof any property intended by the terms hereof and thereof to be covered hereby and thereby, including specifically, but without limitation, any renewals, additions, substitutions, replacements or appurtenances to the then Collateral; and (iii) execute, acknowledge and deliver to Secured Party any document or instrument (including specifically any financing statement) deemed advisable by Secured Party to protect the security interest hereunder against the rights or interests of third persons, and Debtor will pay all costs connected with any of the foregoing.

     (f) Notwithstanding the security interest in proceeds granted herein, Debtor will not sell, exchange, lend, assign, transfer or otherwise dispose of all or any part of the Collateral or any interest therein, or permit any of the foregoing, without the prior written consent of Secured Party.

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     (g)  Debtor will not change its  address,  name or  identity  or  corporate structure without notifying Secured Party of such change in writing at least ten (10) days prior to the effective date of such change.

     (h) Debtor shall furnish Secured Party all such information as Secured Party may reasonably request with respect to the Collateral.

Section VI.  Voting Rights and Dividends.

     6.01 So long as the Debtor is not in default under the terms of the Note or this Agreement, Debtor shall be entitled to exercise all voting and consensual powers and rights pertaining to the Collateral or any part thereof for all purposes not inconsistent with the terms of this Agreement and shall be entitled to receive and retain all dividends on the Collateral or any part thereof.

Section VII. Events of Default.

     7.1 Debtor shall be in default under this Agreement upon the occurrence or the happening of any of the following events or conditions (hereinafter called "Event of Default"):

(a) Upon the occurrence of an event of default as such term is defined in the Note, including but not limited to the failure to pay any principal of or interest on the Note as and when due in accordance with the terms of the Note; or

(b) Debtor shall fail to perform any covenant contained in the Note, this Agreement or in any other instrument now or hereafter securing or guaranteeing the Secured Indebtedness, and which has not been cured by the Debtor after ten (10) days written notice.


Section VIII.  Remedies in Event of Default.

     8.1 Upon the occurrence of an Event of Default, Secured Party may give Maker written notice of the default and ten (10) days opportunity to cure such default. If after such time, Maker fails to cure the default then Secured Party may, without further notice or authority, sell or dispose of all or any part of the Collateral and may apply the proceeds of any such sale or disposition in or towards discharge of the Secured Indebtedness in such manner as it in its absolute discretion thinks fit. The Secured Party shall be entitled to exercise such power of sale in such manner and at such time or times as it shall think fit (whether by private sale or otherwise) so that the Collateral may be sold to any person and at any price which the Secured Party considers to be the best obtainable in the circumstances.

     8.2 The Secured party's remedies herein expressly provided shall be in substitution for those rights and remedies provided under the Uniform Commercial Code of New York and in lieu of any and all other remedies existing at law or in equity.

Section IX.  Additional Agreements.

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     9.1 If all of the Secured  Indebtedness is paid as the same becomes due and payable, and if all of the covenants, warranties, undertakings and agreements made in this Agreement are kept and performed, then and in that event only, all rights under this Agreement shall terminate and the Collateral shall become wholly clear of the security interest evidenced hereby, and such security interest shall be released by Secured Party in due form at Debtor's cost.

     9.2 A carbon, photographic or other reproduction of this Agreement of any financing statement relating to this Agreement shall be sufficient as a financing statement.

     9.3 Debtor will pay all such recording, filing, re-recording and refiling taxes, fees and other charges.

     9.4 In the event the ownership of the Collateral or any part thereof becomes vested in a person other than Debtor, Secured Party may, without notice to Debtor, deal with such successor or successors in interest with reference to this Agreement and to the indebtedness secured hereby in the same manner as with Debtor, without in any way vitiating or discharging Debtor's liability hereunder or for the payment of the indebtedness secured hereby.

     9.5 If any part of the secured indebtedness cannot be lawfully secured by this Agreement, or if any part of the Collateral cannot lawfully be subject to the security interest hereof to the full extent of such indebtedness, then all payments made shall be applied on said indebtedness first in discharge of that portion thereof which is not secured by this Agreement.

     9.6 Secured Party may assign this Agreement so that the assignee shall be entitled to the rights and remedies of Secured Party hereunder and in the event of such assignment, Debtor will assert no claims or defenses relating to the payment of the Note it may have against the assignee except those granted in this Agreement.

     9.7 Any notice, request, demand or other communication required or permitted hereunder shall be given in writing by delivering same in person to the intended addressee, or by United States Postal Service, postage prepaid, registered or certified mail, return receipt requested, or by prepaid telegram (provided that such telegram is confirmed by mail in the manner previously described), sent to the intended addressee at the address shown in this Agreement, or to such different address as the addressee shall have designated by written notice sent in accordance herewith and actually received by the other party at least ten (10) days in advance of the date upon which such change of address shall be effective.

     9.8 This Agreement shall be binding upon Debtor, and the heirs, devisees, administrators, executors, personal representatives, receivers, trustees, successors and assigns of Debtor, including all successors in interest of Debtor in and to all or any part of the Collateral, and shall inure to the benefit of Secured Party and the successors and assigns of Secured Party. All references in this Agreement to Debtor or Secured Party shall be deemed to include all such parties.

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     9.9 Whenever possible each provision of this Agreement shall be interpreted
in  such  manner  as  to  be  effective  and  valid  under   applicable  law.  A
determination that any provision of this Agreement is unenforceable or invalid shall not affect the enforceability or validity of any other provision, and any determination that the application of any provision of this Agreement to any person or circumstance is illegal or unenforceable shall not affect the enforceability or validity of such provision as it may apply to any other persons or circumstances.

     9.10 Secured Party may, by any employee or employees it designates, execute, sign, endorse, transfer, or deliver in the name of Debtor, notes, checks, drafts, or other instruments for the payment of money and receipts or any other documents necessary to evidence, perfect and realize upon the security interests and obligations of this Agreement.

     9.11 Secured Party's duty with reference to the Collateral shall be solely to use reasonable care in the custody and preservation of the Collateral in Secured Party's possession.

     9.12 The pronouns used in this Agreement are in the masculine gender but shall be construed as feminine or neuter as occasion may require.

     9.13 The term "Debtor" as used in this Agreement shall be construed as singular or plural to correspond with the number of persons executing this Agreement as Debtor. If more than one person executes this Agreement as Debtor, their obligations under this Agreement shall be joint and several.

     9.14 The section headings appearing in this Agreement have been inserted for convenience only and shall be given no substantive meaning or significance whatever in construing the terms and provisions of this Agreement.

     9.15 This Agreement shall be governed by and construed in accordance with the laws of the State of New York and the United States of America.
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     EXECUTED as of this 1st day of July, 1998.

     RHINE INVESTMENT HOLDINGS COMPANY LIMITED

     By: /s/ KS Ng
        -----------------------
     Name: KS Ng
     Title: Financial Director
     "DEBTOR"



     /s/ Chan Mau Hing
     --------------------------
     CHAN MAU HING
     "SECURED PARTY"

     ATTACHMENTS:
     EXHIBIT "A" - THE SHARE CERTIFICATES